UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2006

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 433-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2006, Sprint Nextel Corporation (the “Company”) announced its results for the second quarter of 2006. The press release is furnished as Exhibit 99.1.

Item 8.01 Other Events.

The Company also announced in the press release that its Board of Directors has approved a share repurchase program authorizing the purchase through the open market of up to $6 billion of the Company’s common stock over the next eighteen months.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release Announcing Second Quarter 2006 Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: August 3, 2006	By:	/s/ Gary D. Begeman
Gary D. Begeman
Senior Vice President & Deputy General Counsel

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release Announcing Second Quarter 2006 Results